Promissory Note

  $62,500.00                 Now York, New York                November 30, 1998

     FOR VALUE RECEIVED the undersigned General American Royalty, Inc. d.b.a. World CallNet Inc., a Delaware: corporation hereinafter whether one or more, called "Maker") promises to pay to the order of Harvey J. Lippman (hereinafter, whether one or more Called "Payee), the Sum of Sixty five thousand and no/100 Dollars, ($62,500.00) Principal and interest, if any, under this Note is payable at 6 Peter Cooper road Apartment 6A, Now York NY 10010, or at such other place as Payee may, from time to time designate in writing

     The unpaid principal of this note shall bear interest at the rate of ten percent (10%) per annum from the date hereof until the principal hereof is paid.

     This Note shall be payable on or before the earlier of (i) December 1, 1999 or (ii) five (5) days after Maker has received the aggregate of $3,500,000 through the sales of securities in either a private or public transaction after the date hereof. Interest Shall be payable monthly, beginning on January 1, 1999. Unless otherwise provided herein, all payments shall first be applied to payments of accrued and unpaid interest, if any, and the balance of each such payment shall be applied to reduction of principal.

     All payments hereunder shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payment.

     1. Prepayments. Maker shall have the right to prepay the unpaid principal balance hereof in part or in its entirety, In the event of a prepayment, there shall be no penalty or premium due. Any prepayment, whether in whole or in part, shall be applied first to accrued interest, if my, and then to principal. and interest shall immediately cease to run on any amount of the principal so prepaid. Partial prepayments of principal shall be applied to the payments of principal due hereon in inverse order of maturity.

     2. Default remedies. The entire unpaid principal balance of and all accrued interest on, this Note shall immediately be due and payable at the option of the holder hereof upon the occurrence of any one or more of the events of default ("Event of Default"), For purpose of this Paragraph 2, the term "Event of Default" shall mean: (i) a failure by the Maker to pay any installment of` principal or interest hereunder when due; or (ii) the entry of an order, judgment or decree by any court of competent jurisdiction granting the Maker relief as a debtor under the Federal Bankruptcy Code or otherwise adjudicating the Maker as a bankrupt or a insolvent or the making of an assignment for the benefit of creditors by the Maker, or the commencement by or against the maker of a voluntary or involuntary case for relief as a debtor under the Federal Bankruptcy Code or the of any other bankruptcy, insolvency, reorganization, arrangement, debt adjustment, receivership, liquidation, trusteeship custodianship, or dissolution proceedings by or against the Maker, and, if instituted adversely the consent by the Maker to the same or the admission in writing of the Material allegations contained in the Petition filed in said proceedings provided however, if any action as described herein shall be instituted against the Maker, the Maker shall have thirty (30) days to dismiss such action.

     3. Cumulative Rights. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. Enforcement by the holder of this Note of any security for the payment hereof shall not constitute any election by it of emedies so a to preclude the exercise of any other remedy available to it. This Note shall not be subject to offset by Maker.

     4. Waiver. Maker and all endorsers, sureties and guarantors of this Note weave, demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate, notice of acceleration, notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to the holder hereof.

     5. Attorneys' Fees And Costs. In the event that one or more Events of Default shall occur, and in the event that thereafter this Note is placed in the hands of an attorney for collection, or the event that this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case, there shall be added to the unpaid principal balance hereof all reasonable costs of collection whether or not suit is filed.

     6. Governing Law. This Note shall be governed by and construed in accordance with, the laws of the State of New York and of the United States of America.

     7. Headings. The headings of the Sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

     8. Usury. All Agreements between Maker and the holder of ft Note, whether now existing or hereafter arising and whether written or oral are expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum amount pemissible under applicable law. If from any circumstances whatsoever fulfillment of any Provisions of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, than ipso facto, the obligation to be fulfilled shall be reduced to the limit such validity and if from any such circumstances the holder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any Indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law,
(a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and the holder hereof.

     9. Successors and Assigns. All of the stipulations, promises and agreements in this Note contained by or on behalf of Maker shall bind the successors and assigns of Maker, whether so expressed or not, and inure to the benefit of the successors and assigns of Maker and Payee.

     10. Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or in any respect such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal un unenforceable provision had now been contained herein.

     IN WITNESS WHEREOF, the undersigned has executed this Note a of the day and year first above written.


                                          General American Royalty, Inc.
                                          d.b.a. World CallNet, Inc.




                                          By  /s/ Paul Goodman-Simpson
                                              -------------------------
                                                  Paul Goodman-Simpson
                                                  President

                                 PROMISSORY NOTE

 $50,000.00                     New York, New York             December 31, 1998

     FOR VALUE RECEIVED, the undersigned, General American Royalty, Inc. d.b.a. World CallNet, Inc., a Delaware corporation, (hereinafter, whether one or more, called "Maker"), promises to pay to the order of Mr. Robert Brooks (hereinafter, whether one or more called "Payee"), the sum of Fifty Thousand Dollars ($50,000). Principal and interest, if any, under this Note is payable at Sousa Drive, Sands Point, Now York, 11050, or at such. other place as Payee may, from time to time, designate in writing.

     The unpaid principal of this note shall bear interest at the rate of ten percent (10%) per annum from the date hereof until the principal hereof is paid.

     This Note shall be payable on or before, the earlier of (i) December 1, 1999 or (ii) five (5) days after Maker has received the aggregate of $3,500,000 through the sales of securities in either a private or public transaction after the date hereof. Interest shall be payable monthly, beginning on February 1, 1999. Unless otherwise provided herein, all payments shall first be applied to payments of accrued and unpaid interest, if any, and the balance of each such payment shall be applied to reduction of principal.

     All Payments hereunder shall be payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payment.

     1. Prepayments. Maker shall have the right to prepay the unpaid principal balance hereof in part or in its entirety. In the event of a prepayment, there shall be no penalty or premium due. Any prepayment, whether in whole or in Part, shall be applied first to accrued interest, if any, and then to principal, and interest shall immediately cease to run on any amount of the principal so prepaid. Partial prepayments of principal shall be applied to the payments of principal due hereon in inverse order of maturity.

     2.  Default  Remedies.  The entire  unpaid  principal  balance  of, and all accrued interest on, this Note shall immediately be due and payable at the option of the holder hereof upon the occurrence of any one or more of the events of default ("Events of Default"). For purpose of this Paragraph 2, the term "Event of Default" shall mean: (i) a failure by the Maker to pay any installment of Principal or interest hereunder when due; or (ii) the entry of an order, judgment or decree by any court of competent jurisdiction granting the Maker relief as a debtor under the Federal Bankruptcy Code or otherwise adjudicating the Maker as a bankrupt or as insolvent or the making of an assignment for the benefit of creditors by the Maker, or the commencement by or against the Maker of a voluntary or involuntary case for relief as a debtor under the Federal Bankruptcy Code or the commencement of any other bankruptcy, insolvency, arrangement, debt adjustment, receivership, liquidation, trusteeship, custodianship, or dissolution proceedings by or against the Maker, and, if instituted adversely, the consent by the Maker to the same or the admission in writing of the material allegations contained in the petition filed in said proceedings; provided, however, if any action as described herein shall be instituted against the Maker, the Maker shall have thirty (30) days to dismiss such action.

     3. Cumulative Rights. No delay on the part of the holder of this Note in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. Enforcement by the bolder of this Note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it. This Note shall not be subject to offset by Maker.

     4. Waiver. Maker and all endorsers, sureties and guarantors, of this Note waive, demand, presentment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate, notice of acceleration, notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice, to the holder hereof

     5. Attorneys' Fees and Cost. In the event that one or more Events of Default shall occur, and in the event that thereafter this Note is placed in the hands of an attorney for collection, or the event that this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case, there shall be added to the unpaid principal balance hereof a reasonable costs of collection whether or not suit is filed.

     6. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York and of the United States of America.

     7. Headings. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

     8. Usury. All agreements between Maker and the holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency of event whatsoever, whether by acceleraton of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to the holder hereof for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit such validity and if from any such circumstances the bolder of this Note shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account any other indebtedness of Maker to the holder hereof relating to this Note, and not to the payment of interest or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of all agreements between Maker and the holder hereof.

     9. Successors and Assigns. All of the stipulations, promises and agreements in this Note contained by or on behalf of Maker shall bind the successors and assigns of Maker, whether so expressed or not, and inure to the benefit of the successors and assigns of Maker and Payee.

     10. Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal un unenforceable provision had never been contained herein.

     11. Security. This Note is one of several investor notes aggregating the sum of $950,000 which are secured by a pledge of 2,000,000 Shares of Common Stock of Cherokee Leisure PLC, (the "Collateral"). The Collateral is held by Harvey J. Lippman, Esq. as trustee for the Note holders and each note holder shall be entitled to the security of a proportionate share of the Collateral subject to the terms of a written Security Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                     General American Royalty, Inc.
                                     d.b.a. World CallNet, Inc,



                                     By: /s/ Paul Goodman-Simpson
                                         ------------------------
                                             Paul Goodman-Simpson
                                             President

                                  SECURITY AGREEMENT


Date:   December 31, 1998

Debtor: General American Royalty, Inc., d.b.a. World CallNet, Inc.



Debtor's Mailing Address (including county):   Beacon House, Meridian Gate
                                               207 Marsh Wall
                                               London, E14 9YT
                                               United Kingdom

Secured  Party:  Harvey J. Lippman, Esq.,  Trustee for Secured  Promissory  Note
                 Holders


Secured Party's Mailing Address (including county):  c/o Richardson & Associates
                                                     866 United Nations Plaza
                                                     Suite 444
                                                     New York, New York 10017
                                                     U.S.A.

 Classification of Collateral: Instruments, General Intangibles

 Collateral (including all accessions):

                     2,000,000 shares of common stock of Cherokee Leisure PLC


 Obligation

          Note Aggregate notes in the amount of $850,000 (separate notes to each investor, but secured by proportionate portion of collateral herein held by secured party as trustee)

          Date: December 31, 1998

          Amount $850,000

          Maker. General American, Royalty, Inc, d.b.a. World CallNet, Inc.

          Payee: Individual Purchasers of December 31, 1998, Secured Promissory
                 Notes, c/c Harvey J. Lippman, Esq., Trustee

          Final Maturity Date: December 1, 1999

         Term of Payment (optional): as described in the Note

     Other Obligation: None

Debtor's Representation Concerning Location of Collateral (optional): The collateral shall be delivered to the secured party. The collateral shall be returned to the debtor upon repayment of the Notes.

Subject to the terms of this agreement, Debtor grants to Secured Party a security interest in the collateral and all its proceeds to secure payment and perfomence of Debtor's obligation in this security agreement and all renewals and extensions of any of the obligation.

Debtor's Warranties

     1. Financing Statement. Except for that in favor of Secured Party, no financing statement covering the collateral is filed in any public office.

     2. Ownership. Debtor owns the collateral and has the authority to grant this security interest. Ownership is free from any set off, claim, restriction, lien, security interest; or encumbrance except this security interest and lien for taxes not yet due.

     3. Fixtures and Accessions. None of the collateral is affixed to real estate, is an accession to any goods, is commingled with other goods, or will become a fixture, secession, or part of a product or mass with other goods except as expressly provided in this agreement.

     4. Financial Statements. All information about Debtor's financial condition provided to Secured Party was accurate when submitted, as will be any information subsequently provided.

Debtor's Convenants

     1. Protection of Collateral. Debtor will defend the collateral against all claims and demands adverse to Secured Party's interest in it and will keep it free from all liens except those for taxes not yet due and from all security interests except this one. The Collateral will remain in Debtor's possession or control at all times, except as otherwise provided in this agreement. Debtor will maintain the collateral in good condition and protect it against misuse, abuse, waste, and deterioration except for ordinary wear and tear resulting from its intended use

     2. Insurance. Debtor will insure the collateral in accord with Secured Party's reasonable requirements regarding choice of carrier, casualties insured against, and amount of coverage. Policies will be written in favor of Debtor and Secured Party according to their respective interests or according to Secured Party's other requirements. All policies will provide that Secured Party will receive at least ten days' notice before cancellation, and the policies or certificates evidencing them will be provided to Secured Party when issued. Debtor assumes all risk of loss and damage to the collateral to the extent of any deficiency in insurance coverage. Debtor irrevocably appoints Secured Parity as attorney-in-fact to collect any return, unearned premiums, and proceeds of any insurance on the collateral and to endorse any draft or check deriving from the policies ad made payable to Debtor.

     3. Secured Party's Costs. Debtor will pay all expenses incurred by Secured Party in obtaining, preserving, perfecting, defending, and enforcing this security interest or the collateral and in collecting or enforcing the note.
Expenses for which Debtor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payments at the highest rate stated in notes that are part of the obligation, and Debtor will pay Secured Party this interest on demand at a time and place reasonably specified by Secured Party. These expenses and interest will be par of the obligation and will be recoverable as such in all respects.

     4. Additional Documents. Debtor will sign any papers that Secured Party considers necessary to obtain, maintain, and perfect this security interest or to comply with any relevant law.

     5. Notice of Changes. Debtor will immediately notify Secured Party of any material change in the collateral; change in Debtor's name, address, or location; change in any matter warranted or represented in this agreement; change that may affect this security interest; and any event of default.

     6. Use and Removal of Collateral. Debtor will use the collateral primarily accordin to the stated classification unless Secured Party consents otherwise in writing. Debtor will not permit the collateral to be affixed to any real estate, to become an accession to any goods, to be commingled with other goods; or to become a fixture, accession, or part of a product or mass with other goods except as expressly provided in this agreement.

     7. Sale. Debtor will not sell, transfer, or encumber any of the collateral without the prior written consent of Secured Party.

Rights and Remedies of Secured Party

     1. Generally. Secured Party may exercise the following rights and remedies either before or after default:

          a.   take control of any proceeds of the collateral;
          b. release any collateral in Secured Party's possession to my debtor, temporarily or otherwise;
          c. take control of any funds generated by the collateral, such as refunds from and proceeds of insurance, and reduce any part of the obligation accordingly or permit Debtor to use such funds to repair or replace damaged or destroyed collateral covered by insurance; and
          d. demand, collect, convert, redeem, settle, compromise, receipt for, realize on, sue for, and adjust the collateral either in Secured Party's or Debtor's name, as Secured Party desires.

     2. Insurance. If Debtor fails to maintain insurance as required by thee agreement or otherwise by Secured Party, then Secured Party may Purchase single-interest insurance coverage that will protect only Secured Party. If Secured Party purchases this insurance, its premiums will become part of the obligation.

     3. The secured party is the trustee for the holders of the December 31, 1998 Secured Promissory Notes issued by debtor. The trustee may resign by notice to the holders of the Secured Promissory Notes. A successor trustee as secured party on behalf of the holders of the Secured Promissory Notes may be appointed by the vote of note holders holding more than 50% of the face amount of the Secured promissory Notes.

Events of Default

     Each of the following conditions is an event default:

          1. if Debtor defaults in timely payment or performance of any obligation, covenant, or liability in any written agreement between Debtor and Secured Party or in any other transaction secured by 06 agreement;

          2. if any warranty, covenant, or representation made to Secured Party by or on behalf of Debtor proves to have been false in any Material respect when made;

          3. if a receiver is appointed for Debtor or any of the collateral;

          4. if the collateral is assigned for the benefit of creditors or, to the extent permitted by law, if bankruptcy or insolvency proceedings commence against or by any of these parties: Debtor; any partnership of which Debtor is a general partner; and any maker, drawer, accepter, endower, guarantor, surety, accommodation party, or other person liable on or for any put of the obligation;

          5. if any financing statement regarding the collateral but not related to this security interest and not favoring Secured Party is filed;

          6. if any lien attaches to any of the collateral; and

          7. if any of the collateral is lost, stolen, damaged, or destroyed, unless it is promptly replaced with collateral of like quality or restored to its former condition.

Remedies of Secured Party on Default

     During the existence of any event of default, Secured Party may declare the unpaid principal and earned interest of the obligation immediately due in whole or part, enforce the obligation, and exercise any rights and remedies granted by chapter 9 of the Texas Business and Commerce Code or by this agreement, including to following:

          1. require Debtor to deliver to Secured Party all books and records relating to the collateral;

          2. require Debtor to assemble the collateral and make it available to Secured Party at a place reasonably convenient to both parties;

          3. take Possession of any of the collateral and for this purpose enter any premises where it is located if this can be done without breach of the peace;

          4. sell, lease, or otherwise dispose of any of the collateral in accord with the rights, remedies, and duties of a secured party under chapters 2 and 9 of the Texas Business and Commerce code after giving notice as required by those chapters, unless the collateral threatens to decline speedily in value, is perishable, or would typically be sold on a recognized market, Secured Party will give Debtor reasonable notice of my public sale of the collateral or of a time after which it may be otherwise disposed of without further notice to Debtor; in this event, notice will be deemed reasonable if it is mailed, postage prepaid, to Debtor at the address specified in this agreement at least ten days before any public sale or ten days before the time when the collateral may be otherwise disposed of without further notice to Debtor;

          5. surrender any insurance policies covering the collateral and receive the unearned premium;

          6. apply any proceeds from disposition of the collateral after default in the manner specified in chapter 9 of the Now York Uniform Commercial Code, including payment of Secured Party's reasonable attorney's fees and court expenses; and

          7. if disposition of the collateral leaves the obligation unsatisfied, collect the deficiency from Debtor

General

     1. Parties Bound. Secured Party's rights under this agreement shall inure to the benefit of its successors and assigns Assignment of any part of the obligation and delivery by Secured Party of any part of the collateral will fully discharge Secured Party from responsibility for that part of the collateral. If Debtor is more than one, all their representations, warranties, and agreements are joint and several. Debtor's obligations under this agreements shall bind Debtor's personal representatives, successors, and assigns.

     2. Waiver. Neither delay in exercise nor partial exercise of any Secured Party's remedies or rights shall waive further exercise of those remedies or rights. Secured Party's failure to exercise remedies or rights does not waive subsequent exercise of those remedies or rights. Secured Party's waiver of any default does not waive further default. Secured Party's waiver of &my right in this agreement or of any default is binding only if it is in writing. Secured Party may remedy any default without waiving it.

     3. Reimbursement. If Debtor fails to perform any of Debtor's obligations, Secured Party may perform those obligations and be reimbursed by Debtor on demand at the place where the note is payable for any sums so paid, including attorney's fees and other legal expenses, plus interest on those sums from the dates of payment at the rate stated in the note for matured, unpaid amounts. The sum to be reimbursed shall be secured by this security agreement.

     4. Interest Rate. Interest included in the obligation shall not exceed the maximum amount of nonuaurious interest that any be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited to the principal of the obligation or, if that has been paid, refunded. On any acceleration or required or permitted prepayment of the obligation, any such excess shall be canceled automatically as of the aceleration or prepayment or, if already paid, credited on the principal amount of the obligation or, if the principal amount has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the obligation.


     5. Modifications. No provisions of this agreement shall be modified or limited except by written agreement.

     6. Severability. The unenforceability of any provision of this agreement will not affect the enforceability or validity of my other provision.

     7. After-Acquired Consumer Goods. This security interest shall attach to after-acquired consumer goods only to the extent permitted by law.

     8. Applicable Law. This agreement will be construed according to Texas laws.

     9. Place of Performance. This agreement is to be performed in the county of Secured Party's mailing address.

     10. Financing Statement. A carbon, photographic, or other reproduction of this agreement or any financing statement covering the collateral is sufficient as a financing statement.

     11. Presumption of Truth and Validity. If the collateral is sold after default, recitals in the bill of sale or transfer will be prima facia evidence of their truth, and all prerequisites to the sale specified by this agreement and by chapter 9 of the Texas Business and Commerce Code will be presumed satisfied.

     12. Singular end Plural. When the context requires, singular new ad pronouns Include the Plural,

     13. Priority of Security Interest. This security interest shall neither affect nor be affected by any other security for any of the obligation. Neither extensions of any of the obligation nor releases of any of thr collateral will affect the priority or validity of this security interest with reference to any third person.

     14. Cumulative Remedies. Foreclosure of this security interest by suit does not limit Secured Party's remedies, including the right to sell the collateral under the terms of this agreement. All remedies of Secured Party may be exercised at the same or different times, and no remedy shall be a defense to any other. Secured Party's rights end remedies include all those granted by law or otherwise, at addition, to those specified in this agreement.

     15. Agency. Debtor's appointment of Secured Party as Debtor's agent is coupled with an interest and will survive any disability of Debtor.


SECURED PARTY                                  DEBTOR


/s/ Harvey J. Lippman                       [Signature illegible]
-------------------------------            --------------------------------
Harvey J. Lippman, Esq. Trustee            General American Royalty, Inc.
                                           d.b.a. World CallNet,Inc.

This Warrant and the securities issuable upon the exercise of this Warrant, have not been registered under the Securities Act of 1933 as amended ("Securities Act"), and may not be sold transferred or otherwise disposed of unless (i) the Shares are registered under the Securities Act of 1933 and the securities act of any state applicable to such sale, or (ii) the proposed seller provides the Company with an opinion of counsel that the securities are being sold in a transaction which is except from the registration requirements of the Securities Act of 1933 and any applicable state securities acts and the Company is satisfied that no registration statement is then required and that this Warrant and the underlying securities may be sold, transferred or ortherwise disposed of in the manner contemplated without registration under the Securities Act of 1933 or any state securities act.


                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF
            GENERAL AMERICAN ROYALTY, INC. D.B.A. WORLD CALLNET, INC.

  N0. 02

                               Warrant to Purchase
                       VOID AFTER 5:00 P.M., CENTRAL TIME

                                December 1, 2000

     FOR VALUE RECEIVED, General American Royalty, Inc. d.b.a. World CallNet, Inc., a corporation organized under the laws of Delaware (the "Company"), promises to issue in the name of, and sell and deliver to Harvey J. Lippman, 6 Peter Cooper Road, Apartment 6A, New York, NY 10010 (the "Holder"), a certificate or certificates for an aggregate of 31,250 shares of common Stock (the "Shares"), at any time on or after March 1, 1999, and prior to 5:OO P.M., Central Time on December 1, 2000 (the "Expiration Date"), upon payment therefor of $1.00 per Share in lawful funds of the United States of America, such amount (the "Basic Exercise Pric") being subject to adjustment in the circumstances set forth hereinbelow. This applicable Basic Exercise Price, until such adjustment is made and thereafter as adjusted from time to time, is called the "Exercise Price."

     THIS WARRANT MAY NOT BE ASSIGNED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE ENCUMBERED OR OTHERWISE DISPOSED OF (EXCEPT FOR ASSIGNMENT TO AFFILIATES OF HOLDER), IT MAY NOT BE ASSIGNED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED OF BY THE HOLDER, EXCEPT BY THE HOLDER'S EXERCISE HEREOF AS SET FORTH HEREIN FOLLOWING DUE RFMSTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, OR IN TWO TRANSACTIONS EXEMPT FROM SUCH REGISTRATION,

     1. Exercise of Warrant In case the Holder of this Warrant shall desire to exercise this Warrant in whole or in part, the Holder shallsurrender this Warrant, with the form of exercise notice on the last page hereof duly executed by the Holder, to the Company accompanied by payment of the Exercise Price of $1.00 per Share, subject to adjustment as noted herein.

     This Warrant may be exercise in whole or in part but not for fractional Shares. In case of the exercise in part only, the Company will deliver to the Holder a new Warrant of like tenor In the name of the Holder evidencing the right to Purchase the number of Shares as to witch this Warrant has not been exercised. This Warrant, at any time prior to the exercise hereof, upon presentation and surrender to the Company may be exchanged, along or with other Warrants of like tenor registered in the name of the same Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares as the Warrant or Warrants surrendered.

     2. Registration Rights. Upon written notice of purchasers holding the right to acquire 51% or more of the shares underlying the Warrants, the Company agrees to register, at the Company's expense the Shres under the Securities Act and applicable state securities laws. Also, in the event the Company files a registration for the registration or sale of any Shares with the United States Securities and Exchange Commission or under the laws of any State, the Company agrees, at the Company's expense to register this Warrant and the underlying shares.

     3.  Stock  Dividends  a  Reclassification   Reorganizations   Anti-Dilution
Provisions.  This Warrant is subject to the following further provisions:

          a. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of Common stock into a greater number of shares, then in such case, the number of shares of Common Stock issuable upon conversion of the Shares underlying this Warrant shall be proportionately increased and conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares of Common Stock into a smaller number of shares of Common Stock then, in such case the number of shares of Common Stock issuable upon conversion of the Shares underlying this Warrant shall be proportionately decreased. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Common Stock and shall at substantially the some time offer to its stockholders generally a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common stock so issued shall for the purpose of this Warrant. be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common stock in shares of any other class of securities convertible into shares of Common Stock or any other securities shall be treated as a dividend paid In Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

          b. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock into shares with a different par value or shall thereafter reclassify any such shares in a like manner, or the Company or a successor corporation shall consolidate, or merge with or convey all or substantially all of its, or all or substantially all of any successor corporations, property and assets to any other corporation or corporation (any such corporation being included within the meaning of the term "successor corporation" hereinbefore used in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to another corporation or corporations), the Holder shall thereafter have the right to purchase, pursuant to and under the terms and conditions and during the time specified in this Warrant, in lieu of the shares of Common Stock issuable upon conversion of the Shares underlying this Warrant and that are purchasable upon the exercise of this Warrant, such shares of Common Stock, securities or assets as may be issued upon conversion of the Shares theretofore underlying this Warrant, upon the exercise of this Warrant had such recapitalization, consolidation, merger or conveyance not taken place; and, in any such event, the rights of the Holder to an adjustment in the number of shares of Common Stock underlying the Shares underlying this Warrant and that purchasable upon the exercise of this Warrant as herein provided, shall continue and be preserved in respect to any sham, securities or assets which the Holder of this Warrant becomes entitled to purchase.

          C. Upon the occurrence of each event requiring an adjustment of the Exercise Price or of the number of shares of Common Stock issuable upon conversion of the Shares underlying this Warrant that are purchasable pursuant to this Warrant in accordance with, and as required by, the terms of Subsection (a) of this Section 3, the Company shall use its best efforts to forthwith cause either a firm of independent certified public accountants (who may be the regular accountants for the Company) or the Chief Financial Officer of the Company to compute the adjusted Exercise Price or the adjusted number of shares of Common Stock issuable upon conversion of the Shares issuable upon exercise of this Warrant by reason of such event in accordance with the provisions of Subsection (a) or (b). The Company shall forthwith mail to do Holder of this Warrant a copy of such computation, which shall be conclusive and shall be binding upon such Holder unless contested by such Holder by written notice to the Company within 14 days after the mailing thereof by the Company.

          d. In case.

               (1) the Company shall make a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable (whether payable in cash, securities, property or in any other form); or

               (2) the Company shall make a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or

               (3) the Company shall set a date for any reclassification other reorganization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company, or

               (4) the Company shall set a date for the voluntary or involuntary dissolution, liquidation or winding upon of the Company;

     then, in any such case, the Company shall mail to the Holder of this Warrant at least 30 days prior to such record date or the date set for any actions described In subparagraphs (d)(1) through (d)(3) above, a notice advising such Holder of the date or expected date on which a record is to be taken for the purpose of such dividend, distribution of rights or the date on which such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to participate in said dividend, distribution of rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consoidation, merger, conveyance dissolution, liquidation or winding up, as the case nay be. Each such written notice shall be given by certified mail, postage prepaid, return receipt requested, addressed to the holder of the Warrant at the address of such holder as shown on the books of the Company.

          e. In case the Company, at any time while this Warrant shall remain valid and unexercised, shall sell more than one-half of its property, or dissolve, liquidate or wind up its affairs or sell or dispose of all or any part of the assets, securities or property of any wholly-owned subsidiary, the Holder of this Warrant shall thereafter be entitled to receive upon exercise hereof (in lieu of such shares of Common Stock underlying the Shares underlying this Warrant) and the same kind and amount of any securities or assets a may be issuable, distributable or payable upon any such sole, dissolution, liquidation or winding up with respect to such number of shares of Common Stock of the Company as would otherwise have been issuable upon conversion of the Shares underlying this Warrant. The Company shall mail notice thereof by registered mail to the Holder and shall make no distribution to the shareholders of the Company until the expiraton of thirty (30) days from the date of such mailing; provided, however, that in any such event if the Holder shall not exercise this Warrant within thirty (30) days from the date of mailing such notice, all fights herein granted not so exercised within such thirty (30) day period shall thereafter become null and void. The Company shall not, however, be prevented from consummating any such sale without awaiting the expiration of such thirty (30) day period, it being the intent and purposes hereof to enable the Holder upon exercise of this Warrant to participate in the distribution of the consideration to be received by the Company upon any such sale or in the distribution of assets upon any dissolution or liquidation of the Company.


          f. In the event the Company, at any time while this Warrant shall remain valid and unexercised, shall propose to declare any partial liquidating dividend, it shall notify the Holder of this Warrant as set forth in Subsection (d) of this Section 3. The term "partial liquidating dividend" shall, include a dividend in cash or other property of an amount that, together with all other divdends in cash or other property paid or declared and set aside for payment, is equal to or greater then 40% of the cumulative consolidated not Income of the Company subsequent to one year form the due hereof.

          g. The provisions of this Section 3 are for the purpose of, and shall be to the effect that upon any exercise of this Warrant the Holder shall be entitled to receive the same amount and, kind of securities and other property that it would have been entitled to receive as the owner at all times subsequent to the date hereof of to number of shares of Common Stock issuable upon conversion of the Shares purchased upon any such exercise.

     4. Covenants of the Company. The Company hereby covenants and agrees that prior to the expiration of this Warrant by exercise or by its terms:

          a. The Company will not by amendment of its Articles of Incorporation, as they may currently exist, or through reorganization, consolidation, merger, dissolution, or see of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Warrant and in the taking of all other actions that may be necessary in order to protect the rights of the Holder against dilution.


          b. if at any time or from time to time, the Company shall, by subdivision, consolidation or reclassification of shares, or otherwise, change as a whole the outstanding shares of Common Stock into a different number or clue of shares, the number and class of shares as so changed shall, for the purpose of each Warrant and the terms and conditions hereof, replace the shares outstanding immediately prior to such change, and the Warrant purchase price in effect, and the number of Shares purchasable under each Warrant, immediately prior to the date on which such change "I become effective, shall be proportionately adjusted.

          c. Irrespective of any adjustment or chop in the Warrant purchase price, the number of shares of Common Stock issuable upon conversion of the Shares actually purchasable under each Warrant of like tenor, the Warrants theretofore and thereafter issued may continue to express the Warrant purchase price per Share and the number of shares purchasable thereunder as the Warrant purchase price per Share and the number of Shares purchasable were expressed on the Warrants when initially issued.

          d. If at any time while any Warrant is outstanding the Company consolidates with or merges into another corporation, firm or entity, or otherwise enters into a form of business combination, the Holder, upon exercise hereof, shall be entitled to purchase, with respect to each share of Common Stock issuable upon conversion of Shares purchasable hereunder, that number of Owns to which a holder of one (1) share of Common Stock would have been entitled upon the occurrence of such business combination without any change in, or payment in addition to, the Warrant purchase price in effect immediately prior to such merger or consolidation, and the Company shall take such step in connection with such consolidation or merger as may be necessary to assure that all the provisions of each Warrant shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of each Warrant. The Company shall not effect any such consolidation, merger or other form of business combination unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting therefrom shall assume, by written istrument executed and mailed to the registered holder of each Warrant at the address of such holder shown on the books of the Company, the obligation to deliver to such holder such securities, or property such holder shall be entitled to purchase in accordance with the foregoing provisions.

          e. Upon the happening of any event requiring an adjustment of the Warrant purchase price hereunder, the Company shall forthwith give written notice thereof to the registered Holder of each Warrant, stating the adjusted Warrant purchase price and the adjusted number of shares of Common Stock issuable upon conversion of shares purchasable upon the exercise thereof resulting from such event, and setting forth in reasonable detail the method of calculation. The certificate of either the Company's independent certified public accountants or Chief financial officer shall be conclusive evidence of the correctness of any computation made hereunder unless contested by a Holder by written notice to the Company within 14 days after the mailing thereof by the Company. Notice pursuant to this paragraph shall be given by certified mail, postage prepaid, return receipt requested, addressed to the registered holder of each Warrant at the address of such holder appearing in the records of the Company.


          f. The Company shall at all times reserve and keep available, out of its authorized and unissued capital stock, solely for the purpose of providing for the exercise, forthwith upon the request of the Holder of the Warrant(s) then outstanding and in effect, such numbers of shares of Common Stock as shall, from time to time, be sufficient for the conversion of Shares upon such exercise of the Warrants. The Company shall, from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of its capital stock, if at any time the number of shares of Common remaining unissued and unreserved for other purposes shall not be sufficient to permit the exercise of do Warrants then outstanding and in effect.

          g. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring with such issue). The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercise, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the conversion and exercise of the rights represented by this Warrant.

     6. Loss, Theft, Destruction or Mutilation. In case this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or in lieu of and substitution of such Warrant so destroyed, lost or stolen, upon the Holder of such Warrant filing the Company such evidence satisfactory to it that such Warrant has been so mutilated, defaced, destroyed, lost or stolen and of the ownership thereof by the Holder; provided, however, that the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand indemnity satisfactory to it and payment of expenses and charges incurred in connection with the delivery of such new Warrant, except that no bond shall be required from the Holder. All Warrants so surrendered to the Company shall be canceled.

     7. Record Owner. At the time of the surrender of this Warrant, together with the form of subscription properly executed and payment of the Exercise Price, the person exercising this Warrant shall be deemed to be the Holder of record of the shares of Common Stock deliverable upon such exercise, in whole, or in part, notwithstanding that the stock transfer of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such person. The Company will pay all totes with respect to the issuance of this Warrant or the shares of Common Stock issuable upon exercise hereof, or thereof

     8. Fractional Shares. No fractional Shares, fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant or conversion of the Shares. With respect to any fraction of a Share called for on such exercise, the Holder may elect to receive, and the Company shall pay to the Holder, an amount in cash equal to such fraction multiplied by the Exercise Price. In the alternative, the Holder may elect to remit to the company an amount in cash equal to the difference between such fraction and one, multiplied by the Exercise Price, and the Company will issue the Holder one share of Preferred Stock in addition to the number of whole shares required by the exercise of the Warrant; provided, however, that the Company shall not be obligated by the operation of this Section 8 to issue Shares in the aggregate exceeding the number of shares duty registered in accordance with the applicable federal and state securities laws or as to which an exemption from registration has been determined to be available.

     9. Call-Provision. The Company may call the warrants represented hereby in the event that prior to the Exercise Date, provided the Company has registered the underlying Shares, and the average closing price of the underlying common stock as adjusted herein, on any stock exchange, public bulletin board or other market place for any twenty market days equals or exceeds $6.00 per share (US). Such prices may be any combination of such markets and must not be from only one source. Such call must be exercised by the Company giving ten days prior written notice of the call to the holder hereof. After receipt of notice of call, the holder may exercise the warrant as provided herein up until the expiration of the notice period. The call price shall be $1.00 per share of underlying shares and shall be tendered to holder upon expiration of the notice period. After tender of the call price, if the warrant is not exercised prior thereto, the warrant shall cease to exist.

     10. Original Issue Taxes. The Company will pay all United States, state and local (but not foreign) original issue taxes, if any, upon the issuance of this Warrant or the Shares deliverable upon exercise hereof or the shares of Common Stock upon conversion of the Shares.

     11. Mailing of notices, etc. All notices, and other communications from the Company to the Holder of this Warrant shall be mailed by first-class registered or certified mail, return receipt requested, postage prepaid, to the Holder, at the address set forth in the records of the Company, or to such other address furnished to the Company in writing from time to time by the Holder of this Warrant. All notices from the Holder of this Warrant to the Company shall be mailed to the Company at General American Royalty, Inc. d.b.a. World CallNet, Inc., Beacon House Meridian Gate, 207 Marsh Wall, London, E149YT, United Kingdom, Attention: Paul Goodman-Simpson, President.

     12. Registration Under the Securities Act of 1933. This Warrant and the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act or the securities acts of any state or foreign country by virtue of the Registration Statement. This Warrant and all replacement Warrants and all Shares issued upon exercise of the Warrant shall bear the following legend (unless a current registration statement for such shares is in effect):

            This Warrant, and the securites issuable upon the exercise of this Warrant, have not been registered under the Securites Act of 1933, as amended ("Securities Act") and may not be sold, transferred or otherwise disposed of unless (i) the Shares are registered under the Securities Act of 1933 and the securities act of any state applicable to such sale, or (ii) the proposed seller provides the Company with an opinion of counsel that the securities are being sold in a transaction which is except from the registration requirements of the Securities Act of 1933 and any applicable state securities acts and the Company is satisfied that no registration statement is then required and that this Warrant and the underlying securities may be sold, transferred or otherwise disposed of in the manner contemplated without registration under the Securities Act of 1933 or any state securities act.

     13. Laws of the of Delaware. This Warrant shall be governed by, interpreted under and construed in all respects in accordance with the laws of the State of Delaware, irrespective of the place of domicile or residence of any party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Warrant, the parties hereby agree and consent to the jurisdiction and venue of any State or Federal court of competent jurisdiction.

     14. Entire Agreement and Modification. The Company and the Holder of this Warrant hereby represent and warrant that this Warrant is intended to and does, contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of this Warrant, and that there exists no oral, agreement or understanding express or implied, whereby the absolute, final and unconditional character nature of this Warrant be in any way invalidated, empowered or affected. A modification or waiver of any of the terms, conditions or provisions of this Warrant shall be effective only if made in writing and executed with the same formality as this Warrant.

     This Warrant will become wholly void and of no effect and the rights evidenced hereby Will terminate unless exercised in accordance with the terms and provision hereof at or before 5:00 P.M., London Time, on the Expiration Date.

     IN WITNESS WHEREOF, the Company by its duty authorized officer has executed this Warrant on this 30 day of November, 1998



Attest:                                  General American Royalty, Inc,
                                         d.b.a World CallNet, Inc..



/s/ L. Thompson                          By: /s/ Paul Goodman-Simpson
--------------------                         -----------------------------------
                                                 Paul Goodman-Simpson, President

                                FORM OF EXERCISE


     The undersigned hereby irremovably elects to exercise the purchase rights represented by this Warrant for, and to purchase thereunder, ___________ Shares of General American Royalty, Inc. d.b.a. World CallNet, Inc., a corporation, and herewith makes payment of $1.00 per share, or at total of $________ therefor, and requests that such Shares be issued to:


----------------------------------------------
(Print Name)


----------------------------------------------
 (Address)


----------------------------------------------
 (Taxpayer Identification Number)



 Dated:
        ----------------------           ---------------------------------------
                                         (Signature must conform in all respects
                                          to name of holder as  specified on the
                                          face of the Warrant)